SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 23, 1999



                             PERMANENT BANCORP, INC.
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             (Exact name of registrant as specified in its charter)




    Delaware                    0-23370                  35-1908797
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  (State or other        (Commission File Number)       (IRS Employer
  jurisdiction of                                       Identification
   incorporation)                                          Number)




101 Southeast Third Street, Evansville, Indiana           47708
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(Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (812) 428-6800



                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On December 23, 1999, Permanent Bancorp, Inc. issued the attached press release announcing the declaration of a quarterly cash dividend.

         The Exhibit referred to in Item 7 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99 - Press Release dated December 23, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 PERMANENT BANCORP, INC.



Date: December 28, 1999                          By: /s/ Donald P. Weinzapfel
                                                     -------------------------
                                                     Donald P. Weinzapfel
                                                      Chairman of the Board and
                                                      Chief Executive Officer

                                Index to Exhibits



Exhibit

99                Press Release dated December 23, 1999